EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB (the "Report") of Diamond Entertainment Corporation (the "Company") for the year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, James K.T. Lu, President and Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James K.T. Lu
James K.T. Lu
Title: President and Co-Chief Executive Officer
Date: July 14, 2006